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                                                                   EXHIBIT 10.22

                            FIRST AMENDMENT TO LEASE

This First Amendment to Lease (this "Amendment") is entered into this 30th day of August 2000 between 233 BROADWAY OWNERS LLC, a New York Limited liability company, with an office c/o The Witkoff Group LLC, 220 East 42nd Street, New York, New York 10017 ("Landlord") and ORGANIC INC., a Delaware Corporation, with an office at 510 Third Street, 5th Floor, San Francisco, California 94103 ("Tenant").

                                   WITNESSETH:

WHEREAS, Landlord and Tenant entered in a Lease, dated November 4, 1999 (the "Lease") for certain premises which are more particularly described in the Lease;

WHEREAS, Landlord and Tenant have agreed to modify certain terms of the Lease in accordance with this Amendment.

NOW, THEREFORE, in consideration of the forgoing, and certain other considerations, the receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning ascribed to them in the Lease. To the extent of the inconsistency between the terms of the Lease and this Amendment, the terms of the Amendment shall control.

2. The "Premises" section of the Fundamental Lease Provisions are hereby deleted and the following is substituted therefore:

Premises:     The Premises shall consist of the following areas:

              (i) the entire thirteenth (13th) floor consisting of 27,845 rentable square feet and marked on the drawing attached hereto as Exhibit A-1;

              (ii) the entire fourteenth (14th) floor consisting of 26,976 rentable square feet and marked on the drawing attached hereto as Exhibit A-2;

              (iii) the entire fifteenth (15th) floor consisting of
                    28,098 rentable square feet and marked on the drawing attached hereto as Exhibit A-3;

              (iv) the entire sixteenth (16th) floor consisting of 28,098 rentable square feet and marked on the drawing attached hereto as Exhibit A-4;



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              (v)   the entire seventeenth (17th) floor consisting
                    of 28,098 rentable square feet and marked on the drawing attached hereto as Exhibit A-5;

              (vi) 2,118 rentable square feet located on the eighteenth (18th) floor and marked on the drawing attached hereto as Exhibit A-6; and

              (vii) a portion of the roof shown at a location to be
                    designated (subject to the reasonable approval of Landlord and Tenant) sufficient to allow
                    Tenant to install a satellite antenna.

              All the foregoing located at 233 Broadway, New York, New York, excluding all vertical penetrations, subject to expansion pursuant to Article 38.

         3. The "Rentable Area of the Premises" section of the Fundamental Lease Provisions is hereby deleted and the following is substituted therefore:

Rentable Area
of Premises:  139,115 rentable square feet, which area is composed of 27,845 rentable square feet on the thirteenth floor, 26,976 rentable square feet on the fourteenth floor, 28,098 rentable square feet on the sixteenth floor and 28,098 rentable square feet on the seventeenth floor, subject to expansion pursuant to the provisions of Article 38. The space located on the eighteenth floor as long as such space is used as storage space, shipping, receiving or a mailroom, and the roof space, shall not be included within the Rentable Area of the Premises.

         4. The option contained in Section 38.2(b) of the Lease is hereby deleted.

         5.       In the second line of Section 39.1, delete "4,000" and insert
"2,118".

         6. In Section 43.1, delete the following wording "and Tenant has not exercised its expansion options set forth in Section 38.2 (a) or (b), as the case may be".

         7.       Add the following paragraph to Section 43.2(a):

                  (iii) In addition to the space described in Section 43.2(a)
(i) or (ii), such other office space in the Building below the 27th floor and above the first floor of the Building,

         8. In the fourth line of Section 43.2(e) (ii), delete "this Lease" and insert therefore the following words "this Amendment".


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         9.       Except as modified by this Amendment, the Lease shall remain in full force and effect.

         10. This Amendment may not be orally changed or terminated, nor any of its provisions waived, except by an agreement in writing signed by the party against whom enforcement of any changes, termination or waiver is sought.

         11. This Amendment shall be binding upon, and inuse to the benefit of the parties thereto, their respective legal representatives, successors and assigns.

         12. Tenant and Landlord each hereby represent and warrant that it has the full right, power and authority to enter into this Amendment and the person executing this Amendment is duly authorized to do so.

In witness whereof, the parties hereto have executed this Amendment as of this day and year first above written.

                                    LANDLORD:

                                    233 BROADWAY OWNERS LLC,
                                    a New York limited liability Company

                                    By:_____________________________________


                                    TENANT

                                    ORGANIC, INC., a Delaware Corporation

                                    By:______________________________________